UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
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PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
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☐	Soliciting Material Pursuant to § 240.14a-12
AVERY DENNISON CORPORATION
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www.envisionreports.com/AVY Step 1: Go to www.envisionreports.com/AVY to view the materials. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Avery Dennison Corporation Meeting Notice 01A9PC Important Notice Regarding the Availability of Proxy Materials for the Avery Dennison Corporation Stockholder Meeting to be Held on April 28, 2011 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2011 proxy statement and 2010 annual report to shareholders are available at: _ Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials — If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 18, 2011 to facilitate timely delivery. IMPORTANT ANNUAL MEETING INFORMATION 1234 5678 9012 345 NNNNNNNNNNNN NNNNNNNNN NNNNNN C 1234567890 C O Y 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________

Directions to Avery Dennison Corporation’s 2011 annual meeting are available in the proxy statement which can be viewed at www.envisionreports.com/AVY. Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. _ Internet — Go to www.envisionreports.com/AVY. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. _ Telephone — Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. _ Email — Send email to investorvote@computershare.com with “Proxy Materials Avery Dennison Corporation” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 18, 2011. Directions to Avery Dennison 2011 Annual Meeting. Stockholder Meeting Notice Avery Dennison Corporation’s Annual Meeting of Stockholders will be held on April 28, 2011 at 150 North Orange Grove Boulevard, Pasadena, California 91103 at 1:30 p.m. Pacific Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all nominees, FOR Proposals 2, 3 and 4 and every 2 YRS for Proposal 5: 1. Election of following Directors: Peter K. Barker, Ken C. Hicks and Debra L. Reed. 2. Ratification of PricewaterhouseCoopers LLP as independent auditors for the current fiscal year, which ends on December 31, 2011. 3. Approval of Amended and Restated Certificate of Incorporation to declassify the Board of Directors. 4. Say on Pay — Advisory vote on the approval of executive compensation. 5. Say When on Pay — Advisory vote on the approval of the frequency of stockholder votes on executive compensation. PLEASE NOTE — YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. 01A9PC

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 28, 2011

AVERY DENNISON CORPORATION

BROKER
LOGO
HERE

Return Address Line 1
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51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
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John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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Meeting Information

Meeting Type: Annual Meeting
For holders as of: February 28, 2011
Date: April 28, 2011 **Time:** 1:30 PM PDT
Location: 150 N. Orange Grove Blvd.
Pasadena, CA 91103

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You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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How To Vote Please Choose One of the Following Voting Methods Internal Use Only Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. ? XXXX XXXX XXXX ? XXXX XXXX XXXX Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. ? XXXX XXXX XXXX 00000900312 R1.0.0.11699 1. Annual Report 2. Notice & Proxy Statement Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 14, 2011 to facilitate timely delivery.

Voting items

The Board of Directors recommends that you vote FOR the following:

1. Election of Directors
Nominees
01 Peter K. Barker   02 Ken C. Hicks   03 Debra L. Reed

The Board of Directors recommends you vote FOR the following proposal(s):

2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the current fiscal year, which ends on December 31, 2011.

3. Approval of the Amended and Restated Certificate of Incorporation to declassify the Board of Directors.

4. An advisory vote on the approval of executive compensation.

The Board of Directors recommends you vote 2 YEARS on the following proposal:

5. An advisory vote on the approval of the frequency of stockholder votes on executive compensation.

NOTE: Such other business as may properly come before the meeting and any adjournment or postponement thereof.

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THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE Voting Instructions THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE P99999-010 12 15 # OF # Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # Reserved for Broadridge Internal Control Information 00000900314 R1.0.0.11699